Exhibit 10.3

Form of Supplying Agreement

Party A: Greater Khingan Range Forasen Energy Technology Co., Ltd. - Tahe Biopower Plant

Party B:

The following agreements are reached after friendly negotiation based on the reciprocal principle of both parties.

1. The price of wood chips is subjected to the mutual agreement of both parties, the total payment for each purchase will be determined after delivery;

2. The processing specification of wood chips is determined by Party A;

3. Any dispute occurred during the implementation of this agreement is allowed to be solved by negotiation between the two parties.

4. If any other issues occur, supplemental agreements can be added after negotiation between both parties. Supplemental agreement is equally effective as this agreement.

5. This agreement is entered by and between Party A and Party B upon signing and stamping. This agreement is made in duplicate with one copy held by each party.

Party A: Greater Khingan Range Forasen Energy Technology Co., Ltd. - Tahe Biopower Plant

Party B: